Exhibit e(ii) under Form N-1A
                                          Exhibit 1 under Item 601/Reg. S-K
                                 Exhibit A
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                            Investment A Shares

---------------------------------------------------------------------------
                    FUNDS                        DATE ADDED TO CONTRACT
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                    December 1, 2001
---------------------------------------------------------------------------
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Huntington Fixed Income Securities Fund             December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund              December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                              December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                       December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income Fund      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund                December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Macro 100 Fund                            April 30, 2004
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                   December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                    December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                        December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund                 December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Municipal Money Market Fund         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                       December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Rotating Markets Fund                    December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Short/Intermediate Fixed Income           April 30, 2003
Securities Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Situs Small Cap Fund                      August 1, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund          December 1, 2001
---------------------------------------------------------------------------


      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment A Shares of the Funds set forth above.


   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Investment A Shares of the above-listed Funds ("Shares").
        Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective clients from time to time.


   2. During the term of this Agreement, the Investment Company will pay Edgewood pursuant to this Agreement: (i) a monthly fee for distribution-related services computed at the annual rate of 0.25% of the average aggregate net asset value of Investment A Shares held during the month; and (ii) all initial sales loads paid by shareholders during the month in connection with the purchase of Investment A Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. In addition, Edgewood will act as the agent of the Investment Company for the disbursement of a monthly shareholder service fee payable to Financial Institutions to be computed at the annual rate of 0.25% of the average aggregate net asset value of
        Investment A shares held during the month.   For the month in
        which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   4. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 8th day of March, 2004.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ George M. Polatas          By:  /s/ Charles L. Davis, Jr.
Name: George M. Polatas             Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President


                                 Exhibit B
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                            Investment B Shares

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                                               DATE ADDED TO CONTRACT
                  FUNDS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                  December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund           December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                            December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                     December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income          April 30, 2003
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund              December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Macro 100 Fund                          April 30, 2004
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                  April 30, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                  December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund                April 30, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                       December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                      April 30, 2003
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Situs Small Cap Fund                    August 1, 2002
---------------------------------------------------------------------------

      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment B Shares of the Funds set forth above.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Investment B Shares of the above-listed Funds ("Shares").
        Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective customers from time to time.

   2. (a) During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this Agreement: (i) a monthly fee for distribution-related activities computed at the annual rate of 0.75% of the average aggregate net asset value of the Investment B Shares held during the month; and (ii) all contingent deferred sales charges paid by shareholders during the month in connection with the redemption of Investment B Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. In addition, Edgewood will act as the agent of the Investment Company for the disbursement of a monthly shareholder services fee payable to Financial Institutions to be computed at the annual rate of 0.25% of average aggregate net asset value of Investment B Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.


        (b) In order to facilitate the financing of advance commissions to be paid to Financial Institutions for the sale of Investment B Shares, Edgewood is authorized and permitted to sell and assign its rights to all or a portion of the fees payable with regard to Investment B Shares to a third party, and such transfer shall be free and clear of offsets or claims that the Investment Company or any Fund may have against Edgewood. The Investment Company will agree, at the request of Edgewood, to pay all or any portion of the fees payable to Edgewood with regard to Investment B Shares directly to the third party transferee or its designee.

   3. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   4. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 8th day of March,, 2004.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ George M. Polatas          By:  /s/ Charles L. Davis, Jr.
Name: George M. Polatas             Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President

                                 Exhibit C
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                               Trust Shares

---------------------------------------------------------------------------
                      FUNDS                        DATE ADDED TO CONTRACT
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund               December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund                December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                                December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income Fund        December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund                  December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Macro 100 Fund                              April 30, 2004
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                     December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                          December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund                   December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                           December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Municipal Money Market Fund           December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                         December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Rotating Markets Fund                      December 1, 2001
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Short/Intermediate Fixed Income            December 1, 2001
Securities Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Situs Small Cap Fund                        August 1, 2002
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund            December 1, 2001
---------------------------------------------------------------------------

      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit with respect to the Trust Shares of the Funds set forth above.

1.    The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Trust Shares of the above-listed Funds ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective customers from time to time.

2.    Edgewood will act as the agent of the Investment Company for the disbursement of a monthly shareholder services fee payable to Financial Institutions to be computed at the annual rate of 0.25% of average aggregate net asset value of Trust Shares held during the month.

   Witness the due execution hereof this 8th day of March,, 2004.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ George M. Polatas          By:  /s/ Charles L. Davis, Jr.
Name: George M. Polatas             Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President

                                 Exhibit D
                                  to the
                          Distributor's Contract

                           The Huntington Funds
                             Interfund Shares

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                FUNDS                        DATE ADDED TO CONTRACT
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                    December 1, 2001
---------------------------------------------------------------------------

      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit with respect to Class of Interfund Shares of the Funds set forth above, effective as of the 30th day of April, 2003.

      Witness the due execution hereof this 30th day of April, 2003.

THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:  /s/ James E. Ostrowski         By:  /s/ Charles L. Davis, Jr.
Name: James E. Ostrowski            Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President


                               Amendment to

                          Distributor's Contract
                                   among
                 The Huntington Funds, Huntington VA Funds
                                    and
                          Edgewood Services, Inc.

      This Amendment to the Distributor's Contract ("Agreement") among
The Huntington Funds, Huntington VA Funds (collectively, the "Funds") and Edgewood Services, Inc. ("Distributor") is made and entered into as of the 1st day of October, 2003.

      WHEREAS, the Funds have entered into the Agreement with the Distributor, dated December 1, 2001, under and pursuant to which the Distributor is the principal underwriter of the shares of the Funds;

      WHEREAS, the Securities and Exchange Commission and the United States Treasury Department ("Treasury Department") have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the "Applicable Law"), specifically requiring certain financial institutions, including the Funds and the Distributor, to establish a written anti-money laundering and customer identification program ("Program");

      WHEREAS, each of the Funds and the Distributor have established a Program and wish to amend the Agreement to reflect the existence of such Programs and confirm the allocation of responsibility for the performance of certain required functions;

      NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1. The Funds and the Distributor each represent, warrant and certify that they have established, and covenant that at all times during the existence of the Agreement they will maintain, a Program in compliance with Applicable Law.

2. The Funds represent and warrant that the Funds have entered into an amendment to the agreement with the transfer agent of the Funds, pursuant to which the transfer agent has agreed to perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Distributor maintains an account with the Funds.

3. Distributor covenants that it will enter into appropriate amendments to selling or other agreements with financial institutions that establish and maintain accounts with the Funds on behalf of their customers, pursuant to which such financial institutions covenant to establish and maintain a Program with respect to those customers in accordance with Applicable Law.



In all other respects, the Agreement first referenced above shall remain in full force and effect.

   WITNESS the due execution hereof as of the 1st day of October, 2003.

                          THE HUNTINGTON FUNDS

                          By:/s/ George M. Polatas
                          Name: George M. Polatas
                          Title: Vice President


                          HUNTINGTON va FUNDS

                          By:/s/ George M. Polatas
                          Name: George M. Polatas
                          Title: Vice President


                          edgewood services, inc.

                          By:/s/ Charles L. Davis, Jr.
                          Name:  Charles L. Davis, Jr.
                          Title:      Vice President

                               Amendment to

                          Distributor's Contract
                                   among
                 The Huntington Funds, Huntington VA Funds
                                    and
                          Edgewood Services, Inc.

      This Amendment to the Distributor's Contract ("Agreement") among The Huntington Funds, Huntington VA Funds (collectively, the "Investment Company" or the "Funds") and Edgewood Services, Inc. ("Edgewood") is made and entered into as of the 12th day of November, 2003.

      WHEREAS, the Investment Company has entered into the Agreement with Edgewood, dated December 1, 2001, as amended October 1, 2003, under and pursuant to which Edgewood is the principal underwriter of the shares of the Investment Company;

      WHEREAS, the Investment Company wishes to delegate to Edgewood the right to delegate to third party financial institutions the right to receive share orders on behalf of the Investment Company, all in compliance with Rule 22c-1 under the 1940 Act and related interpretive guidance and regulations; and

      WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.


      NOW, THEREFORE, the parties intending to be legally bound agree as follows:

      Paragraph 3 of the Agreement is hereby replaced in its entirety with the following:

   "Neither Edgewood nor any other person is authorized by the Investment Company to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Investment Company. Edgewood agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through Edgewood may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Investment Company. No person or dealer, other than Edgewood, is authorized to act as agent for the Investment Company with respect to Edgewood's duties and responsibilities under this Contract, except for the limited circumstance to allow Edgewood to delegate to a financial institution the right to receive share orders in proper form from its customers on the Investment Company's behalf for purposes of Rule 22c-1 under the 1940 Act and related interpretive guidance and regulations, provided that the financial institution and Edgewood agree in writing that (a) on each day the Funds are open for trading, in order for the financial institution's customers to receive that day's NAV, the financial institution must receive its customers' orders prior to the time the Funds calculate their NAV as disclosed in their prospectuses (the "Cut-Off Time"), and must communicate to the Funds' transfer agent a report of the trading activity of its customers in the Funds for that day by 9:00 a.m. EST on the next day the Funds are open for business; and (b) the financial institution represents and warrants to Edgewood that the financial institution has, and will maintain at all times during the term of the written agreement with Edgewood, appropriate internal controls for the segregation of purchase and redemption orders received prior to the Cut-Off Time, from purchase and redemption orders received after the Cut-Off Time on any day the Funds are open for trading. Edgewood agrees that in offering or selling Shares as agent of the Investment Company, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Conduct Rules. Edgewood will submit to the Investment Company copies of all sales literature before using the same and will not use such sales literature if disapproved by the Investment Company."


In all other respects, the Agreement first referenced above shall remain in full force and effect.

   WITNESS the due execution hereof as of the 12th day of November, 2003.

                          THE HUNTINGTON FUNDS

                          By:  /s/ George M. Polatas
                          Name:  George M. Polatas
                          Title:  Vice President


                          HUNTINGTON va FUNDS

                          By:  /s/ George M. Polatas
                          Name:  George M. Polatas
                          Title:  Vice President


                          edgewood services, inc.


                          By:  /s/ Charles L. Davis, Jr.
                          Name:  Charles L. Davis, Jr.
                          Title:  Vice President